2024
Board statement on corporate governance

equinor




equinor

2 Contents | Implementation and reporting | Business | Equity and dividends | Equal treatment of shareholders and transactions with close associates | Freely negotiable shares | General meeting of shareholders | Nomination committee | Corporate assembly, board of directors and corporate executive committee | The work of the board of directors | Risk management and internal control | Remuneration to the board of directors and corporate assembly | Remuneration to the corporate executive committee | Information and communications | Take-overs | External auditor

Message from the chair of the board of directors

Together with Equinor's values, risk management principles and our Code of Conduct, the principles for corporate governance are Equinor's most important management framework. Equinor's board of directors adheres to good corporate governance standards and will ensure that Equinor either complies with the Norwegian Code of Practice for Corporate Governance (the Code of Practice) or explains possible deviations from the Code of Practice. The Code of Practice can be found at www.nues.no.

The board of directors will continually ensure that our corporate governance principles and practices are of the highest quality.



Jon Erik Reinhardsen



2 | Equinor 2024 Board statement on corporate governance

3 Contents | Implementation and reporting | Business | Equity and dividends | Equal treatment of shareholders and transactions with close associates | Freely negotiable shares | General meeting of shareholders | Nomination committee | Corporate assembly, board of directors and corporate executive committee | The work of the board of directors | Risk management and internal control | Remuneration to the board of directors and corporate assembly | Remuneration to the corporate executive committee | Information and communications | Take-overs | External auditor

Table of contents

1 Implementation and reporting 5
Compliance with New York Stock Exchange listing rules 5
2 Business 6
3 Equity and dividends 7
4 Equal treatment of shareholders and transactions with close associates 8
5 Freely negotiable shares 8
6 General meeting of shareholders 9
7 Nomination committee 10
8 Corporate assembly, board of directors and corporate executive committee 10
Corporate assembly 10
Board of directors 12
Corporate executive committee (CEC) 14
9 The work of the board of directors 16
The board of directors' committees 17
10 Risk management and internal control 18
Risk management 18
Code of Conduct 19
11 Remuneration to the board of directors and corporate assembly 20
12 Remuneration to the corporate executive committee 20
13 Information and communications 20
14 Take-overs 20
15 External auditor 21
Board statement on Corporate Governance 22

Equinor 2024 Board statement on corporate governance

4 Contents | Implementation and reporting | Business | Equity and dividends | Equal treatment of shareholders and transactions with close associates | Freely negotiable shares | General meeting of shareholders | Nomination committee | Corporate assembly, board of directors and corporate executive committee | The work of the board of directors | Risk management and internal control | Remuneration to the board of directors and corporate assembly | Remuneration to the corporate executive committee | Information and communications | Take-overs | External auditor

This statement provides a detailed overview of how Equinor follows the Norwegian Code of Practice for Corporate Governance (the Code of Practice) and describes the foundation and principles for Equinor's corporate governance structure which should be seen in context with information in the Annual Report, section 1.7 Governance and risk management. Further information can be found on www.equinor.com.

The Code of Practice covers 15 topics, and this board statement covers each of these and describes Equinor's adherence to the Code of Practice.


General meeting
Nomination committee
External auditor
Corporate assembly
Board of directors
Chief audit executive (CAE)
Audit committee
Safety, sustainability and ethics committee
Compensation and executive development committee
Chief ethics and compliance officer
President and CEO
Election
Nomination
Reporting

In accordance with the Code of Practice we are obliged to disclose any deviations from the Code of Practice. These follow below:

6. General meetings
The Code of Practice recommends that the board of directors and chair of the nomination committee be present at the general meetings. Equinor has not deemed it necessary to require the presence of all members of the board of directors. However, the chair of the board, the chair of the nomination committee, as well as the chair of the corporate assembly, our external auditor, the CEO and other members of management are always present at general meetings.

14. Take-overs
The Code of Practice recommends that the board establish guiding principles for how it will act in the event of a take-over bid. The board has not established such guidelines, due to Equinor's ownership structure. In the event of a bid as discussed in section 14 of the Code of Practice, the board of directors will, in addition to complying with relevant legislation and regulations, seek to comply with the recommendations in the Code of Practice. The board has no other explicit basic principles or written guidelines for procedures to be followed in the event of a take-over bid. The board of directors otherwise concurs with what is stated in the Code of Practice regarding this issue.

Information that Equinor must provide in accordance with the Norwegian Accounting Act Section 3-3b is also included in this statement.

Equinor 2024 Board statement on corporate governance

1 Implementation and reporting Equinor ASA is a Norwegian-registered public limited liability company with its primary listing on Oslo Stock Exchange (Oslo Børs), and the foundation for the Equinor group’s governance structure is Norwegian law. American Depositary Receipts (ADRs) representing ordinary shares are listed on the New York Stock Exchange (NYSE), and Equinor is therefore subject to the listing requirements of NYSE and the applicable reporting requirements of the US Securities and Exchange Commission (SEC rules). The board of directors focuses on maintaining a high standard of corporate governance in line with Norwegian and international standards of best practice. Good corporate governance is a prerequisite for a sound and sustainable company, and our corporate governance is based on openness and equal treatment of shareholders. Governing structures and controls help to ensure that we run our business in a justifiable and profitable manner for the benefit of employees, shareholders, partners, customers and society. The work of the board of directors is based on the existence of a clearly defined division of roles and responsibilities between the shareholders, the board of directors and the company’s corporate executive committee. The following principles underline Equinor’s approach to corporate governance: • All shareholders will be treated equally. • Equinor will ensure that all shareholders have access to up-to-date, reliable and relevant information about its activities. • Equinor will have a board of directors that is independent (as defined by Norwegian laws and regulations) of the group’s corporate executive committee. The board of directors focuses on preventing conflicts of interest between shareholders, the board of directors and the company’s corporate executive committee. • The board of directors will base its work on the principles for good corporate governance (the Code of Practice). Further information about the governance and management system is available at www.equinor.com/cg. Compliance with New York Stock Exchange listing rules Equinor is considered a foreign private issuer in the US and is thus exempted from most of the NYSE corporate governance standards that domestic US companies must comply with. However, Equinor is required to disclose any significant deviations from corporate governance practices applicable to domestic US companies under the NYSE rules. This is disclosed in the annual report on Form 20-F as filed to SEC and published on www.equinor.com/reports. 5 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Northern Lights. 2 Business Equinor is an international energy company headquartered in Stavanger, Norway. The company has business operations in over 20 countries and around 25,000 employees worldwide. Equinor ASA is a public limited liability company organised under the laws of Norway and subject to the provisions of the Norwegian Public Limited Liability Companies Act. The Norwegian State is the largest shareholder of Equinor ASA, with a direct ownership interest of 67%. Equinor is continuously developing the Norwegian Continental Shelf (NCS) and focusing its international portfolio to deliver sustainable value in the decades to come, at the same time as it develops a profitable renewables business and secure opportunities in the low carbon market. Equinor is the largest oil and gas operator on the NCS and is among the world’s largest net sellers of crude oil and condensate. Equinor is also among the largest supplier of energy to Europe and still has positions on processing and refining operations. Equinor markets and sells the Norwegian State’s share of the natural gas and crude oil produced on the NCS. Equinor contributes to the development of new low carbon energy resources, has on-going offshore and onshore renewables activities internationally and is at the forefront of the implementation of technology for carbon capture and storage (CCS) in Europe and US. Objective, strategies and risk profiles Equinor’s objective is defined in the articles of association section 1 and is to develop, produce and market various forms of energy and derived products and services, as well as other business. The activities may also be carried out through participation in or cooperation with other companies. Equinor’s current articles of association were adopted at the annual general meeting of shareholders on 14 May 2024 and are available at www.equinor.com/articlesofassociation. Equinor’s purpose is “Energy for people. Progress for society. Searching for better.” The board of directors has approved a corporate strategy to deliver on this purpose and the strategy has been translated into concrete objectives and targets to align execution. Equinor’s corporate strategy is presented in the Annual Report in section 1.4 Our Strategy and transition ambitions. In pursuing the vision and strategy, Equinor is committed to the highest standard of governance and to cultivating a values-based performance culture that rewards exemplary ethical practices, respect for the environment and personal and corporate integrity. The company continuously considers prevailing international standards of best practice when defining and implementing company policies, as Equinor believes that there is a clear link between high-quality governance and the creation of shareholder value. At Equinor, the way we deliver is as important as what we deliver. The Equinor Book, which addresses all Equinor employees, sets the standards for behaviour, delivery and leadership. The values guide the behaviour of all Equinor employees. The corporate values are “courageous”, “open”, “collaborative” and “caring”. Both the values and ethics are treated as an integral part of business activities. The Code of Conduct is further described in section 10 Risk management and internal control. Equinor has high focus on managing the impacts of its activities on people, society and the environment, in line with corporate policies for health, safety, security, sustainability, human rights and ethics. Areas covered by these policies include labour standards, transparency, anti-corruption, local hiring and procurement, health and safety, the working environment, security and broader environmental issues. These efforts and policies are further described in the Annual Report section 2.3 Sustainability Performance. The Equinor risk profile is a composite view of risks and supports current and future portfolio considerations. The focus is to strive for a portfolio that is robust and value creating through the cycles. Risk is an embedded part of the board’s strategy discussions and investment decisions. The board of directors regularly evaluates Equinor’s strategy, risk profile and target setting as part of its annual plan. For further information see sections 9 The work of the board of directors and 10 Risk management and internal control. 6 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 3 Equity and dividends Shareholders’ equity and capital structure The company’s shareholders’ equity as of 31 December 2024 amounted to USD 42,342 million (excluding USD 38 million in non-controlling interest, minority interest), equivalent to 32.3% of the company’s total assets. The net debt ratio was 11.9%1. Cash, cash equivalents and current financial investments amounted to USD 23,455 million. The board of directors considers this to be satisfactory given the company’s requirements for financial robustness in relation to its expressed goals, strategy and risk profile. Any increase of the company’s share capital must be adopted or mandated by the general meeting by at least two-thirds majority vote. If a mandate was to be granted to the board of directors to increase the company’s share capital, such mandate would be restricted to a defined purpose. If the general meeting is to consider mandates to the board of directors for the issue of shares for different purposes, each mandate would be considered separately by the general meeting. Dividend policy It is Equinor’s ambition to grow the annual cash dividend, measured in USD per share, in line with long- term underlying earnings. Equinor announces dividends on a quarterly basis. The board of directors approves first to third quarter interim dividends based on an authorisation from the annual general meeting, while the annual general meeting approves the fourth quarter (and total annual) dividend based on a proposal from the board of directors. When deciding the interim dividends and recommending the total annual dividend level, the board of directors will take into consideration expected cash flow, capital expenditure plans, financing requirements and appropriate financial flexibility. In addition to cash dividends, Equinor might buy-back shares as part of the distribution of capital to the shareholders. The shareholders at the annual general meeting may vote to reduce, but may not vote to increase, the dividend proposed by the board of directors. Equinor announces dividend payments in connection with quarterly results. Equinor declares dividends in USD. Dividends in NOK per share will be calculated and communicated four business days after record date for shareholders at Oslo Børs. The board of directors proposes to the annual general meeting an ordinary dividend of USD 0.37 per share for the fourth quarter 2024. Buy-back of own shares for subsequent cancellation In addition to cash dividend, Equinor may buy-back shares as part of the total distribution of capital to the shareholders. To buy-back shares, the board of directors will need an authorisation from the general meeting. On 14 May 2024, the annual general meeting authorised the board of directors to acquire Equinor ASA shares in the market, on behalf of the company, with a total nominal value of up to NOK 230,000,000. The board of directors was authorised to decide at what price within minimum and maximum prices of NOK 50 and NOK 1,000, respectively, and at what time such acquisitions shall take place. It is a precondition that shares acquired pursuant to the authorisation are subsequently cancelled through a reduction of the company’s share capital, pursuant to the Norwegian Public Limited Liability Companies Act section 12-1. It is also a precondition for the repurchase and cancellation of shares that the Norwegian State’s ownership interest in Equinor ASA is not changed. Accordingly, a proposal for the redemption and cancellation of a proportionate number of the State’s shares, ensuring that the State’s ownership interest in the company remains unchanged, will also be put forward at the annual general meeting to decide on the cancellation of repurchased shares. The current authorisation remains valid until the next annual general meeting in the company, but no later than 30 June 2025. Commencement of new share buy- back tranches will be decided by the board of directors on a quarterly basis in line with the company’s dividend policy and are subject to board authorisation from the general meeting and agreements with the Norwegian state regulating the State’s participation in the share buy-back. Purchase of own shares for use in the company’e share-based incentive plans for employees Since 2004, Equinor has offered a share savings plan for employees. The purpose of this plan is to augment good business culture and encourage loyalty through employees becoming part-owners of the company. The long-term incentive plan was implemented in 2007 with the purpose of strengthening the alignment of top management and shareholders’ long-term interests and sustainability of the company, and to retain key executives. The annual general meeting annually authorises the board of directors to acquire Equinor ASA shares in the market to continue operation of the company’s share-based incentive plans. On 14 May 2024, the board of directors was authorised on behalf of the company to acquire Equinor ASA shares for a total nominal value of up to NOK 31,000,000 to continue the company’s share- based incentive plans. This authorisation remains valid until a new authorisation has been adopted in the next annual general meeting and registered in the Register of Business Enterprises, but no later than 30 June 2025. 7 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 1This is a non-GAAP figure. Comparison numbers and reconciliation to IFRS are presented in the table Calculation of capital employed and net debt to capital employed ratio as shown in the Annual Report under section 5.5 Use and reconciliation of non-GAAP financial measures. 4 Equal treatment of shareholders and transactions with close associates Equal treatment of all shareholders is a core governance principle in Equinor. Equinor has one class of shares, and each share confers one vote at the general meeting. The articles of association contain no restrictions on voting rights and all shares have equal rights. The Norwegian State as majority owner The Norwegian State (the State) is the majority shareholder of Equinor and also holds major investments in other Norwegian companies. As of 31 December 2024, the State had an ownership interest in Equinor of 67% (excluding Folketrygdfondet’s (Norwegian national insurance fund) ownership interest of 3.98%). The State is also a majority owner in other companies or enterprises that are under a common ownership structure and therefore meet the definition of a related party. Equinor may participate in transactions with such companies or enterprises. All such transactions are always entered into on an arm’s length basis. The State’s ownership interest in Equinor is managed by the Ministry of Trade, Industry and Fisheries (MTIF). The State’s ownership interests in related parties may be managed by the MTIF or other Ministries in the Norwegian government, depending on the line of business such related parties are engaged in. Contact between the State as owner and Equinor takes in principle place in the same manner as for other institutional investors, however, with the difference that there are more frequent meetings with the MTIF. Topics discussed includes Equinor’s economic and strategic development, sustainability and the State’s expectations regarding results and returns on investments. Such meetings comply with Norwegian company and securities legislation, hereunder equal treatment of shareholders and limitations for discussing insider trading information. In all matters in which the State acts in its capacity as shareholder, exchanges with the company are based on information that is available to all shareholders. If state participation is imperative and the government must seek approval from the Norwegian Parliament (Stortinget), it may be necessary to provide the Ministry with insider trading information. The State will be subject to general rules that apply to the handling of such information. Equinor ensures that, in any interaction between the State and Equinor, a distinction is drawn between the State’s different roles. The State has no appointed board members or members of the corporate assembly in Equinor. As majority shareholder, the State has appointed a member of Equinor’s nomination committee. Sale of the State’s oil and gas Pursuant to Equinor’s articles of association, Equinor markets and sells the State’s share of oil and gas production from the NCS together with its own production. The State has a common ownership strategy aimed at maximising the total value of its ownership interests in Equinor and its own oil and gas interests. This strategy is incorporated in the marketing instruction, which obliges Equinor, in its activities on the NCS, to emphasise these overall interests in decisions that may be of significance to the implementation of the sales arrangements. The State-owned company Petoro AS handles commercial matters relating to the State’s direct involvement in petroleum activities on the NCS and related activities and is responsible for overseeing that Equinor performs its tasks in accordance with the marketing instruction. Other transactions In relation to its ordinary business operations such as pipeline transport, gas storage and processing of petroleum products, Equinor also has regular transactions with certain entities in which Equinor has ownership interests. Such transactions are carried out on an arm’s length basis. Equinor’s primary listing is on Oslo Børs. ADRs are traded on the NYSE. Each Equinor ADR represents one underlying ordinary share. The articles of association of Equinor do not include any form of restrictions on the ownership, negotiability or voting related to its shares and the ADRs. 8 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 5 Freely negotiable shares Capital Markets Update 2025.

6 General meeting of shareholders The general meeting of shareholders is Equinor’s supreme corporate body. It serves as a democratic and effective forum for interaction between the company’s shareholders, board of directors and corporate executive committee. The next annual general meeting (AGM) is scheduled for 14 May 2025. At Equinor’s AGM on 14 May 2024, 86.39 % of the share capital was represented either by personal attendance or by advance voting. Pursuant to Equinor’s articles of association, the AGM must be held by the end of June each year. Notice of the meeting and documents relating to the AGM are published on Equinor’s website and notice is sent to all shareholders with known addresses at least 21 days prior to the meeting. All shareholders who are registered in the Norwegian Central Securities Depository (VPS) will receive a notice to the AGM. Other documents relating to Equinor’s AGM will be made available on Equinor’s website. A shareholder may request that these documents be sent to him/ her. Shareholders are entitled to have their proposals considered at the AGM if the proposal has been submitted in writing to the board of directors in sufficient time to enable it to be included in the notice of meeting, i.e. no later than 28 days before the meeting. As described in the notice of the general meeting, shareholders may vote in writing, including through electronic communication, during a specified period before the general meeting. The AGM is normally opened and chaired by the chair of the corporate assembly. If there is a dispute concerning individual matters and the chair of the corporate assembly belongs to one of the disputing parties or is for some other reason not perceived as being impartial, another person will be appointed to chair the AGM. This is in order to ensure impartiality in relation to the matters to be considered. The following matters are required to be decided at the AGM: • Approval of the board of directors’ report, the financial statements and any dividend proposed by the board of directors and recommended by the corporate assembly. • Election of the shareholders’ representatives to the corporate assembly and approval of the corporate assembly’s fees. • Election of the nomination committee and approval of the nomination committee’s fees. • Election of the external auditor and approval of the auditor’s fee. • Any other matters listed in the notice convening the AGM. All shares carry an equal right to vote at general meetings. Resolutions at general meetings are normally passed by simple majority. However, Norwegian company law requires a qualified majority for certain resolutions, including resolutions to waive preferential rights in connection with any share issue, approval of a merger or demerger, amendment of the articles of association or authorisation to increase or reduce the share capital. Such matters require approval of at least two-thirds of the aggregate number of votes cast as well as two-thirds of the share capital represented at the general meeting. If shares are registered by a nominee in the Norwegian Central Securities Depository (VPS), cf. section 4-10 of the Norwegian Public Limited Liability Companies Act, and the beneficial shareholder wants to vote such shares, the beneficial shareholder does not have to re-register the shares in a separate VPS account, however, the beneficial shareholder must give advance notice to the company. The minutes of the AGM are made available on Equinor’s website immediately after the AGM. 9 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 7 Nomination committee Pursuant to Equinor’s articles of association, the nomination committee shall consist of four members who are shareholders or representatives of shareholders. The duties of the nomination committee are set forth in the articles of association, and the instructions for the committee are adopted by the general meeting of shareholders. The duties of the nomination committee are to submit recommendations to: • The annual general meeting for the election of shareholder-elected members and deputy members of the corporate assembly, and the remuneration for members of the corporate assembly. • The annual general meeting for the election and remuneration of members of the nomination committee. • The corporate assembly for the election of shareholder- representatives for the board of directors and remuneration for the members of the board of directors. • The corporate assembly for the election of the chair and deputy chair of the corporate assembly. The nomination committee seeks to ensure that the shareholders’ views are taken into consideration when candidates to the governing bodies of Equinor ASA are proposed. The nomination committee invites Equinor’s largest shareholders to propose shareholder- representatives to the board of directors and the corporate assembly, as well as members of the nomination committee. The shareholders are also invited to provide input to the nomination committee in respect of the composition and competence of Equinor’s governing bodies considering Equinor’s strategy and opportunities going forward. Such input may be taken into account in the upcoming nominations. In addition, all shareholders have an opportunity to submit proposals through an electronic mailbox as described on Equinor’s website. The results from an annual board evaluation, normally externally facilitated, are made available to the nomination committee for the board nomination process. Separate meetings are held between the nomination committee and each board member, including employee-representatives. The chair of the board of directors and the CEO are invited, without having the right to vote, to attend at least one meeting of the nomination committee before it makes its final recommendations. The committee regularly utilises external expertise in its work and provides reasons for its recommendations of candidates. When it comes to the subject of diversity and inclusion for the composition of the board of directors and the corporate assembly, it is stated in the instructions for the nomination committee section 3.5 that “Emphasis will also be given to ensuring reasonable representation in terms of gender and background, and to the independence of members of the board of directors and corporate assembly in relation to the company”. The members of the nomination committee are elected by the annual general meeting. The chair of the nomination committee and one other member are elected from and among the shareholder- representatives of the corporate assembly. Members of the nomination committee are normally elected for a term of two years. Equinor’s nomination committee had the following members as of 31 December 2024 which are elected for the period up to the annual general meeting in 2026: • Nils Morten Huseby (chair), President of the Institute for Energy Technology (IFE) (also chair of Equinor’s corporate assembly) • Jan Tore Føsund, Director General at the Ministry of Trade, Industry and Fisheries • Merete Hverven, CEO of Visma (also a member of Equinor’s corporate assembly) • Berit L. Henriksen, independent advisor The nomination committee held 24 meetings in 2024. The instructions for the nomination committee are available at www.equinor.com/ nominationcommittee. Corporate assembly Pursuant to the Norwegian Public Limited Liability Companies Act, companies with more than 200 employees must elect a corporate assembly unless otherwise agreed between the company and a majority of its employees. The corporate assembly is Equinor’s body for supervision of the board of directors and the CEO’s management of the company. One of their main duties is to elect the company’s board of directors. In accordance with Equinor’s articles of association, the corporate assembly consists of 18 members and three observers. Of the 18 members, 12 (with four deputy members) are nominated by the nomination committee and elected by the annual general meeting and they represent a broad cross-section of the company’s shareholders and stakeholders. Six members (with deputy members) and three observers, which are non-executive employees, are elected by and among the employees in Equinor ASA or a subsidiary in Norway. The corporate assembly elects its own chair and deputy chair from and among its members. Members of the corporate assembly are normally elected for a term of two years. Members of the board of directors and the corporate executive committee cannot be members of the corporate assembly, but they are entitled to attend and to speak at meetings unless the corporate assembly decides otherwise in individual cases. Members of the corporate assembly do not have service contracts with the company or its subsidiaries providing for benefits upon termination of office. All members of the corporate assembly are Norwegian residents. An overview of the members and observers of the corporate assembly as of 31 December 2024 follows. 10 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 8 Corporate assembly, board of directors and corporate executive committee Name Occupation per 31 December 2024 Place of residence Year of birth Position Family relations to corporate executive committee, board or corporate assembly members Share ownership for members as of 31 December 2024 Share ownership for members as of 4 March 2025 First time elected Expiration date of current term Nils Morten Huseby President of the Institute for Energy Technology (IFE) Sandvika 1966 Chair, Shareholder-elected No 111 190 2022 2026 Nils Bastiansen Independent advisor Oslo 1960 Deputy chair, Shareholder- elected No 1,000 1,000 2016 2026 Finn Kinserdal Associate professor, Norwegian School of Economics and Business (NHH) Bergen 1960 Shareholder-elected No 0 0 2018 2026 Kari Skeidsvoll Moe EVP Renewables, Aneo AS Trondheim 1975 Shareholder-elected No 0 0 2018 2026 Kjerstin Fyllingen CEO at Haraldsplass Diakonale Sykehus AS Nesttun 1958 Shareholder-elected No 0 0 2020 2026 Kjerstin R. Braathen CEO at DNB Bank ASA Oslo 1970 Shareholder-elected No 353 353 2020 2026 Mari Rege Professor of Economics at the UiS Business School at the University of Stavanger Stavanger 1974 Shareholder-elected No 0 0 2020 2026 Trond Straume CEO of Volue AS Sandnes 1977 Shareholder-elected No 600 600 2020 2026 Martin Wien Fjell President Kongsberg Discovery, Kongsberg Gruppen Asker 1980 Shareholder-elected No 202 202 2022 2026 Merete Hverven CEO at Visma Oslo 1977 Shareholder-elected No 0 0 2022 2026 Helge Aasen CEO at Elkem ASA Kristiansand 1963 Shareholder-elected No 0 0 2022 2026 Liv B. Ulriksen Independent advisor Tromsø 1960 Shareholder-elected No 0 0 2022 2026 Peter B. Sabel Union representative, Tekna/NITO, Project Leader Geophysics Stavanger 1968 Employee-elected No 0 0 2019 2025 Trine Hansen Stavland Union representative, Styrke Sandnes 1963 Employee-elected No 2,422 2,588 2023 2025 Ingvild Berg Martiniussen Union representative, Tekna/NITO, Leading Researcher Production Technology Porsgrunn 1976 Employee-elected No 3,119 3,213 2019 2025 Berit Søgnen Sandven Union representative, Tekna/NITO, Manager Process Technology Kalandseidet 1962 Employee-elected No 4,041 4,188 2019 2025 Frank Indreland Gundersen Union representative, Styrke Skjold 1990 Employee-elected No 336 261 2021 2025 Per Helge Ødegård Union representative, Lederne, Discipl resp operation process Porsgrunn 1963 Employee-elected No 678 262 1994 2025 Porfirio Esquivel Union representative, YS/SAFE Søreidgrend 1968 Employee-elected, observer No 3,722 3,846 2023 2025 Vidar Frøseth Union representative Tekna/NITO, Manager O&M Nyborg 1978 Employee-elected, observer No 6,643 6,831 2019 2025 Kjetil Gjerstad Union representative, Styrke Hundvin 1976 Employee-elected, observer No 748 245 2019 2025 Total 23,975 23,779 11 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance The duties of the corporate assembly are defined in section 6-37 of the Norwegian Public Limited Liability Companies Act. Equinor’s corporate assembly held four ordinary meetings in 2024. The chair of the board of directors and the CEO participated in all four meetings. Other members of management were also present at the meetings. The procedure for the work of the corporate assembly, as well as an updated overview of its members, is available at www.equinor.com/ corporateassembly. Board of directors Pursuant to Equinor’s articles of association, the board of directors shall consist of between nine to eleven members elected by the corporate assembly. The chair and the deputy chair of the board of directors are also elected by the corporate assembly. At present, Equinor’s board of directors consists of eleven members. Seven are men, four are women and four are non-Norwegians resident outside of Norway. As required by Norwegian company law, the company’s employees are represented by three board members. The employee-representatives of the board of directors have three deputy members who attend board meetings in the event an employee- representative of the board of directors is unable to attend. Members of the corporate executive committee are not represented on the board of directors. Members of the board of directors are elected for a term of up to two years, normally for one year at a time. There are no board member service contracts that provide for benefits upon termination of office. The board of directors considers its composition to be competent with respect to the expertise, capacity and diversity appropriate to attend to the company’s strategy, goals, main challenges, and the common interest of all shareholders. The board of directors also deems its composition to consist of individuals who are willing and able to work as a team, resulting in an efficient and collegiate board of directors. The board of directors has determined that, in its judgment, all the shareholder-representatives on the board of directors are considered independent. At least one board member qualifies as an “audit committee financial expert”, as defined in the SEC rules. The board members have experience from inter alia oil, gas, renewables, chemical industry. telecom, finance, technology, sustainability and Norwegian defence forces. An induction program with members of the corporate executive committee is arranged for new board members. They receive an introduction to Equinor’s business and relevant information about the company and the board of directors’ work. Equinor ASA has purchased and maintains a Directors and Officers Liability Insurance on behalf of the members of the board of directors and the CEO. The insurance also covers any employee acting in a managerial capacity and includes controlled subsidiaries. The insurance policy is issued by a reputable insurer with an appropriate rating. The board of directors held eight ordinary board meetings and six extraordinary meetings in 2024. Average attendance at these board meetings was 95,04%. There were changes to the composition of the board of directors after the elections in the corporate assembly meetings in March and June. Mikael Karlsson was elected with effect from 1 April 2024, Fernanda Lopes Larsen and Tone Hegland Bachke were elected and replaced Rebekka Herlofsen and Tove Andersen with effect from 1 July 2024. 12 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Northern Lights Johan Castberg

Members of the board of directors as of 31 December 2024 Board of directors 13 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Jon Erik Reinhardsen Chair of the Board and of the Board’s Compensation and Executive Development Committee. Read Jon Erik's CV Anne Drinkwater Deputy chair of the Board, chair of the Board’s Audit Committee and member of the Board’s Safety, Sustainability and Ethics Committee. Read Anne's CV Jonathan Lewis Member of the Board, chair of the Board’s Safety, Sustainability and Ethics Committee and member of the Board’s Audit Committee. Read Jonathan's CV Finn Bjørn Ruyter Member of the Board, the Board’s Audit Committee and the Board’s Compensation and Executive Development Committee. Read Finn Bjørn's CV Mikael Karlsson Member of the Board, the Board's Compensation and Executive Development Committee and the Board's Safety, Sustainability and Ethics Committee. Read Mikael's CV Haakon Bruun-Hanssen Member of the Board, the Board’s Audit Committee and the Board’s Safety, Sustainability and Ethics Committee. Read Haakon's CV Tone Hegland Bachke Member of the Board and the Board's Compensation and Executive Development Committee. Read Tone's CV Per Martin Labråten Employee-elected member of the Board, member of the Board’s Safety, Sustainability and Ethics Committee and member of the Board’s Compensation and Executive Development Committee. Read Per Martin's CV Hilde Møllerstad Employee-elected member of the Board and member of the Board’s Audit Committee. Read Hilde's CV Fernanda Lopes Larsen Member of the Board and the Board's Safety, Sustainability and Ethics Committee. Read Fernanda's CV Stig Lægreid Employee-elected member of the Board and member of the Safety, Sustainability and Ethics Committee. Read Stig's CV Corporate executive committee The president and chief executive officer (CEO) has the overall responsibility for day-to-day operations in Equinor. The CEO appoints the corporate executive committee (CEC), which considers proposals for strategy, risk appetite, goals, financial statements, as well as important investments prior to submission to the BoD. The purpose of the CEC is to set direction, drive prioritisation and execution, build capabilities and ensure compliance. The CEC works to safeguard and promote the interests of the company through developing the management system and securing adequate risk management and control systems. The CEC includes the CEO, the chief financial officer (CFO), the executive vice president for Safety, Security & Sustainability (SSU), Legal & Compliance (LEG), People & Organisation (PO), Communication (COM) and the executive vice presidents of the six business areas; Exploration & Production International (EPI), Exploration & Production Norway (EPN), Marketing, Midstream & Processing (MMP), Renewables (REN), Projects, Drilling & Procurement (PDP), Technology, Digital & Innovation (TDI). The CEC continually develops its competence on key topics, such as strategy, risk management and sustainability, through deep-dive sessions in meetings and workshops. In addition, the CEC has access to expertise within relevant matters from the business areas. Audit plans, significant audit and investigation findings and other matters relevant to the CEC in carrying out their control responsibilities are handled through the CEC audit committee. The audit committee is chaired by the CEO and meets as needed, at least four times a year. The CEC is directly supported through the Safety, security and sustainability committee to ensure proactive monitoring, management and control of sustainability-related impacts as well as progress on the energy transition plan. The committee meets at least quarterly, where risk, performance, and mitigating actions are key topics for attention. Ethical and reputational issues such as anti- corruption are monitored and mitigated through the CEC ethics committee. The ethics committee meet as needed and at least three times a year. In addition, the corporate risk committee discuss development and actions related to Equinor’s overall risk profile across all material subject areas. The corporate risk committee works to support the CEO and CFO, and to provide advice across on risk management across the group. 14 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Hywind Tampen Members of Equinor’s corporate executive committee as of 31 December 2024: Corporate executive committee 15 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Anders Opedal President and Chief Executive Officer Read Anders's CV Torgrim Reitan Executive Vice President and Chief Financial Officer Read Torgrim's CV Jannicke Nilsson Executive Vice President Safety, Security & Sustainability Read Jannicke's CV Kjetil Hove Executive Vice President Exploration & Production Norway Read Kjetil's CV Philippe François Mathieu Executive Vice President Exploration & Production International Read Philippe's CV Geir Tungesvik Executive Vice President Projects, Drilling & Procurement Read Geir's CV Irene Rummelhoff Executive Vice President Marketing, Midstream & Processing Read Irene's CV Jens Olaf Økland Acting Executive Vice President Renewables Read Jens's CV Hege Skryseth Executive Vice President Technology, Digital & Innovation Read Hege's CV Siv Helen Rygh Torstensen Executive Vice President Legal & Compliance Read Siv Helen's CV Jannik Lindbæk Executive Vice President Communication Read Jannik's CV Aksel Stenerud Executive Vice President People & Organisation Read Aksel's CV 9 The work of the board of directors The board of directors is responsible for managing the Equinor group and for monitoring day-to-day management and the group’s business activities. The board of directors has established control systems to ensure that Equinor operates in compliance with laws and regulations, with the values as stated in the Equinor Book and the Code of Conduct, as well as in accordance with the owners’ expectations of good corporate governance. The board of directors emphasises the safeguarding of the interests of all shareholders, but also the interests of Equinor’s other stakeholders. Matters of major importance, or of an extraordinary nature, are handled by the board of directors and it may require the corporate executive committee to present other matters. An important task of the board of directors is to appoint the CEO and to stipulate their job instructions, and terms and conditions of employment. An annual plan is adopted by the board of directors and revised with regular intervals. Recurring items on the board of director’s annual plan include safety, security, corporate strategy, business plans and targets, quarterly and annual results, annual reporting, ethics and compliance, sustainability, management’s performance reporting, management leadership assessment and compensation and succession planning, project status review, people and organisation strategy and priorities, and an annual review of the board of directors’ governing documentation. The board of directors have dedicated strategy sessions with the corporate executive committee twice a year to review strategy progress and align on forward plans. There are also dedicated sessions with the board of directors and CEO at least twice a year to discuss current risk outlook and risk adjusting actions. The board of directors discussed the energy transition in all ordinary board meetings either as integral parts of strategy and investment discussions or as separate topics. The board of directors develops its knowledge and competence and among others had sessions in the following topics in 2024; • Energy Perspectives and the evolving external context – geopolitics, policy and energy • Sustainability-related reporting - trends and implications for energy companies • Deep-dive on EU Corporate Sustainability Reporting Directive and implications for Equinor • The energy transition in a geopolitical and a financial context • Strategy and future value creation Reports from the committees are given on each board meeting to update the board of directors on matters handled by each committee. The BAC had two competence days with deep-dives into internal procedures and processes within reporting and finance. The SSEC had deep-dives and topics within human rights, environment, compliance and security. Within BCC, leadership development has been one of the main topics in 2024. The entire board of directors, or part of it, regularly visits several Equinor locations in Norway and globally, and a longer board trip for all board members to an international location is made at least every two years. When visiting Equinor locations, the board of directors emphasises the importance of improving its insight into, and knowledge about, safety and security in Equinor’s operations, Equinor’s technical and commercial activities as well as the company’s local organisations. In 2024, the board of directors visited Equinor’s offices and operations in east coast US. In addition, the SSEC and other members of the board of directors visited the Johan Sverdrup platform. The board of directors conducts an annual self- evaluation of its own work and competence, which generally is externally facilitated. A resilient strategy and management of sustainability-related threats and opportunities are included as key components in the annual board evaluation. The evaluation report is made available to the nomination committee and discussed between the chair of the board of directors and the nomination committee to give input to the committee’s work. Requirements for board members The work of the board of directors is based on rules of procedure that describe the board of director’s responsibilities, duties and administrative procedures. They also describe the CEO’s duties vis-à-vis the board of directors. Further, they state that members of the board of directors and the CEO may not participate in any discussion or decision of issues which are of special personal importance or special financial interest to them, or to any closely related party. Each board member and the CEO are individually responsible for ensuring that they are not disqualified from discussing any particular matter. Members of the board of directors are obliged to disclose any interests they or their closely related parties may have in the outcome of a particular issue. The board of directors must approve any agreement between a company in the Equinor group and a member of the board of directors or the CEO. The board of directors must also approve any agreement between a company in the Equinor group and a third party in which a member of the board of directors or the CEO may have a special interest. Each member of the board of directors shall also continuously assess whether there are circumstances which could undermine the general confidence in the director’s independence. It is incumbent on each board member to be especially vigilant when making such assessments in connection with the board of directors’ handling of transactions, investments and strategic decisions. The board member shall immediately notify the chair of the board of directors if such circumstances are present or arise and the chair of the board of directors will determine how the matter will be dealt with. The board of directors’ rules of procedure are available on our website at www.equinor.com/board The Equinor Code of Conduct applies to all employees and board members, individuals must behave impartially in all business dealings and not give other companies, organisations or individuals improper advantages. 16 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance

The board of directors’ committees Equinor ASA’s board of directors has three sub-committees: the audit committee; the compensation and executive development committee; and the safety, sustainability and ethics committee. The committees prepare items for consideration by the board of directors and their authority is limited to making such recommendations. The committees consist entirely of board members and answer to the board of directors alone for the performance of their duties. The composition and work of the committees are further described below. The audit committee (BAC) acts as a preparatory body for the board of directors in connection with risk management, internal control and financial and sustainability reporting. In particular, the BAC shall assist the board of directors in exercising its oversight responsibilities in relation to: • The financial reporting process and the integrity of the financial statements • The sustainability reporting process and the integrity of the sustainability reporting • The company’s internal control, internal audit and risk management systems and practices including the enterprise risk management framework • The election of and qualifications, independence and oversight of the work of the external auditors • Business integrity, including handling of complaints and reports • Other duties as set out in the Norwegian Public Limited Liability Companies Act section 6-43 and Regulation 10A-3 of the US Securities Exchange Act and applicable listing requirements The BAC meets as often as it deems necessary, normally five to seven times every year, and holds meetings with the internal auditor and the external auditor on a regular basis without the company’s management being present, including in relation to the financial statement and annual report. At year-end 2024, the BAC members were Anne Drinkwater (chair), Jonathan Lewis, Finn Bjørn Ruyter, Haakon Bruun-Hanssen and Hilde Møllerstad (employee-representative board member). The board of directors has determined that Anne Drinkwater qualify as “audit committee financial expert”, as defined in the SEC rules. The board of directors has also determined that the committee has the qualifications needed as defined in the Norwegian Public Limited Liability Companies Act. In addition, the board of directors has concluded that Anne Drinkwater, Jonathan Lewis, Finn Bjørn Ruyter and Haakon Bruun-Hanssen are independent within the meaning of the requirements in the Norwegian Public Limited Liability Companies Act and Rule 10A- 3 under the Securities Exchange Act. The BAC held six ordinary meetings in 2024, in addition to two competence days with deep dive sessions into issues relevant to the committee, and attendance was 97.5%. For a more detailed description of the objective and duties of the committee, see the instructions available at www.equinor.com/auditcommittee. 17 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance The compensation and executive development committee (BCC) acts as a preparatory body for the board of directors and assists in matters relating to management compensation and leadership development. The main responsibilities of the compensation and executive development committee are: • To make recommendations to the board of directors in all matters relating to principles and the framework for executive rewards, remuneration strategies and concepts, the CEO’s contract and terms of employment, and leadership development, assessments and succession planning • To be informed about and advise the company’s management in its work on Equinor’s remuneration strategy for senior executives and in drawing up appropriate remuneration policies for senior executives • To review Equinor’s remuneration policies in order to safeguard the owners’ long-term interests At year-end 2024, the BCC members were Jon Erik Reinhardsen (chair), Finn Bjørn Ruyter, Mikael Karlsson, Tone Hegland Bachke and Per Martin Labråten (employee-representative board member). All the committee members are non- executive directors and the shareholder- representative committee members are deemed independent (under Equinor’s framework). The committee held five ordinary meetings in 2024 and attendance was 88.46%. For a more detailed description of the objective and duties of the committee, see the instructions available at www.equinor.com/ compensationcommittee. The safety, sustainability, and ethics committee (SSEC) acts as a preparatory body for the board of directors in connection with reviewing the practices and performance of the company primarily in matters regarding safety, security, ethics and sustainability. This includes review of the company’s policies, risk, practices and performance related to • Safety • Security, including cyber and information security, physical security and personnel security • Climate and Sustainability, including human rights, social responsibility and environment. • Code of Conduct • Ethics and anti-corruption Compliance Program • Results of audits, verifications and investigations relevant for the SSEC • Effectiveness of the internal control for safety, security and sustainability matters At year-end 2024, the SSEC members were Jonathan Lewis (chair), Anne Drinkwater, Haakon Bruun-Hanssen, Mikael Karlsson, Fernanda Lopes Larsen, Stig Lægreid (employee-representative board member) and Per Martin Labråten (employee-representative board member). The SSEC held four ordinary meetings in 2024 and attendance was 100%. For a more detailed description of the objective and duties of the committee, see the instructions available at www.equinor.com/ ssecommittee. 10 Risk management and internal control Risk management The board of directors oversees the company’s internal control, and overall risk management and assurance, and through its audit committee, reviews and monitors the effectiveness of the company’s policies and practices in such regard. On an ongoing basis, the board of directors and board audit committee discuss the company’s enterprise risk management framework and three-lines model and effectiveness of risk-adjusting actions and assurance activities. The board of directors, board audit committee and board safety, sustainability and ethics committee, together, monitor and discuss risks including legal, regulatory, financial, safety, security, sustainability related risks and the associated measures put in place to manage them. Twice a year, the board of directors receives and reviews an assessment of main material risks, and risk- issues and discusses the company’s risk profile. Equinor manages risk to ensure that operations and other business activities are conducted in a safe and secure manner, in compliance with external and internal standards and requirements, to create value whilst avoiding unwanted incidents. The company’s enterprise risk management framework endeavours to make risk considerations an integral part of realising its purpose and vision, and of driving day- to-day performance. Through its three lines model, company-wide accountabilities for risk management, and responsibilities for risk analysis, monitoring, advise and assurance are defined across all relevant risks, including business integrity risks (corruption, employee fraud, sanctions, competition, money laundering), safety/security/sustainability risks, financial/legal/regulatory risks, people related risks and political/public affairs risks. Systems and processes are in place to assess financial risks to cash flows and value, as well as potential non- financial impacts on people, the environment, physical assets, and the company’s reputation. Some, operational risks are insured by the company’s captive insurance company, that operates in both Norwegian and international insurance markets. Further information about the risks and risk factors that the company’s financial and operating results are exposed to are presented in the Annual Report in section 1.7 Governance and risk management and section 5.2 Risk factors. Internal control over financial reporting Equinor’s internal control over financial reporting is a process designed, under the supervision of the chief executive officer and chief financial officer, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of Equinor’s financial statements in accordance with International Financial Reporting Standards. Equinor’s internal control over financial reporting framework is based on COSO 2013 Internal Controls Integrated Framework. The framework is governed by Equinor’s management system and implemented through a top-down, risk-based approach across all relevant functions and business areas. Equinor has established a global function, which is responsible for governing Equinor’s internal control over financial reporting (ICoFR) on behalf of the CEO and CFO. The ICoFR function manages Equinor’s annual process for internal control over financial reporting and provides support and expertise to the organisation to secure an effective and continuously improved internal control framework. The annual process includes formalised processes for scoping and risk assessment; control design improvement and maintenance; assurance of control design and operating effectiveness; deficiency management and evaluations; communications, training and stakeholder reporting. Key assurance activities include verification testing of controls, quarterly and annual management sign-offs, and internal audits conducted by Equinor’s corporate audit and investigation function. Equinor’s disclosure committee assists the CEO and CFO in assessing the status of internal control over financial reporting on a quarterly basis and reviewing Equinor’s public filings and disclosures, including its consolidated financial statements and non-financial disclosures, to ensure that the contents of Equinor’s results announcements, Annual Report and Form 20- F appropriately reflect the non-financial and financial position and results of the company. The board of directors has delegated authority to the board audit committee to assist it in overseeing the effectiveness of Equinor’s internal control over financial reporting. The board audit committee reviews and discusses quarterly updates from management on the status of key financial reporting risks, control assurance activities, remediation of identified deficiencies, and internal control improvement initiatives. The board audit committee also reviews management’s evaluation of the effectiveness of Equinor’s internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act (refer to management’s report on internal control over financial reporting included in Equinor’s Form 20-F filed with the SEC) and updates the board of directors on the status of compliance and any significant issues that warrant the attention of the board of directors. Internal control over sustainability reporting Equinor is in the process of developing a more formalised global framework for internal control over sustainability reporting (ICoSR) to secure reliable sustainability reporting in line with requirements of the Norwegian Accounting Act, the CSRD and ESRS. The framework is aligned with the principles of the COSO 2013 Internal Controls Framework, and supplemental COSO guidance for internal control over sustainability reporting. The responsibility for developing, managing, and monitoring this framework has been assigned to the ICoFR function. The board audit committee is responsible for overseeing quality assurance and risk management relating to sustainability reporting. As part of this, the board audit committee reviews and discusses annual updates from management on internal control plans, status, and improvement initiatives. 18 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Code of Conduct Ethics – Equinor’s approach Equinor believes that our ability to create value is dependent on applying high ethical standards to create a trust-based relationship with our people, our owners, our business partners and our communities. . Equinor’s Code of Conduct is based on its values and reflects Equinor’s commitment to high ethical standards in all its activities. Our Code of Conduct The Code of Conduct describes Equinor’s code of business practice and the requirements for expected behaviour.The Code of Conduct applies to Equinor’s board members, employees and hired personnel. It is divided into five main categories: The Equinor way, Respecting our people, Conducting our operations, Relating to our business partners and Communities and environment. The Code of Conduct is approved by the board of directors. Equinor seeks to work with others who share its commitment to ethics and compliance, and Equinor manages its risks through in-depth knowledge of our suppliers, business partners and markets. Equinor expects its suppliers and business partners to comply with applicable laws, respect internationally recognised human rights and adhere to ethical standards which are consistent with Equinor’s ethical requirements when working for or together with Equinor. In joint ventures and entities where Equinor does not have control, Equinor makes good faith efforts to encourage the adoption of ethics and anti- corruption policies and procedures that are consistent with its standards. Equinor will not tolerate any breaches of the Code of Conduct. Remedial measures may include termination of employment and reporting to relevant authorities. Training and certifying the Code of Conduct All Equinor employees must annually confirm electronically that they understand and will comply with the Code of Conduct and pass a quiz to certify as competent (Code certification). The Code certification reminds the individuals of their duty to comply with Equinor’s values and ethical requirements, including how to report concerns. The Code certification is included in Equinor’s competence assurance management solution (CAMS), provides management with the opportunity to monitor the completion rates and follow up any gaps. Further, there is specific training on various compliance topics, including anti-corruption and anti- money laundering, competition and anti-trust, and sanctions and export controls. The training consists of e-learning and more in-depth workshops for those assessed to need a deeper knowledge of a specific subject area. Anti-corruption compliance program Equinor is against all forms of corruption including bribery, facilitation payments and trading in influence. There is a company-wide anti-corruption compliance program which implements the zero-tolerance policy. The program includes mandatory procedures designed to comply with applicable laws and regulations, as well as guidance and training on relevant topics such as gifts, hospitality and conflict of interest. A global network of compliance officers, who support the integration of ethics and anti-corruption considerations into Equinor’s business activities, constitutes an important part of the program. Equinor consistently works with its partners and suppliers on ethics and anti-corruption compliance and has initiated dialogue with several partners on the risks that are jointly faced and actions that can be taken to address them. There are separate compliance policies and procedures describing Equinor’s management of third-party corruption risk both in operated and non-operated joint ventures, and on integrity due diligence of third parties. Open dialogue and raising concerns Equinor is committed to maintaining an open dialogue on ethical issues. The Code of Conduct requires those who suspect a violation of the Code of Conduct or other unethical conduct to raise their concern. Employees are encouraged to discuss concerns with their leader. Equinor recognises that raising a concern is not always easy so there are several internal channels for taking concerns forward, including through People & Organisation or the ethics and compliance function in the legal department. Concerns can also be raised through the Ethics Helpline which is available 24/7 and allows for anonymous reporting and two-way communication. Equinor has a non-retaliation policy for anyone who raises an ethical or legal concern in good faith. More information about Equinor’s policies and requirements related to the Code of Conduct is available on www.equinor.com/en/about-us/ethics- and- compliance-in-equinor.html. 19 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 11 Remuneration to the board of directors and corporate assembly Reference is made to the Remuneration report 12 Remuneration to the corporate executive committee Reference is made to the Remuneration report 13 Information and communications Equinor’s reporting is based on openness and it takes into account the requirement for equal treatment of all participants in the securities market. Equinor has established guidelines for the company’s reporting of financial and other information and the purpose of these guidelines is to ensure that timely and correct information about the company is made available to our shareholders and society in general. A financial calendar and shareholder information is published at www.equinor.com/calendar. Investor relations are responsible for coordinating the company’s communication with capital markets and for relations between Equinor and existing and potential investors. Investor relations is responsible for distributing and registering information in accordance with the legislation and regulations that apply where Equinor securities are listed. Investor relations reports directly to the chief financial officer. The company holds regular presentations for investors and analysts. The quarterly presentations are broadcasted live on Equinor’s website. Investor relations communicate with present and potential shareholders. Reports and other relevant information are available at www.equinor.com/investor. All information distributed to the company’s shareholders is published on the company’s website at the same time as it is sent to the shareholders. 14 Take-overs The board of directors endorses the principles concerning equal treatment of all shareholders and Equinor’s articles of association do not set limits on share acquisitions. Equinor has no defence mechanisms against take-over bids in its articles of association, nor has it implemented other measures that limit the opportunity to acquire shares in the company. The Norwegian State owns 67% of the shares, and the marketability of these shares is subject to parliamentary decree. 20 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Johan Sverdrup

15 External auditor Our independent registered public accounting firm (external auditor) is independent in relation to Equinor and is appointed by the general meeting of shareholders. Our independent registered public accounting firm, Ernst & Young AS, has been engaged to provide and audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Ernst & Young AS will also issue a report in accordance with law, regulations, and auditing standards and practices generally accepted in Norway, including International Standards on Auditing (ISAs), which includes opinions on the Consolidated financial statements and the parent company financial statements of Equinor ASA. The reports are set out in the Annual Report in section 5.4 Statements on this report incl. independent auditor reports. The external auditor’s fee must be approved by the general meeting of shareholders. Pursuant to the instructions for the board’s audit committee approved by the board of directors, the audit committee is responsible for ensuring that the company is subject to an independent and effective external and internal audit. Every year, the external auditor presents a plan to the audit committee for the execution of the external auditor’s work. The external auditor attends the meeting of the board of directors that deals with the preparation of the annual accounts. The external auditor also participates in meetings of the audit committee. The audit committee considers all reports from the external auditor before they are considered by the board of directors. The audit committee meets at least five times a year, and both the board of directors and the board’s audit committee hold meetings with the internal auditor and the external auditor on a regular basis without the company’s management being present. The audit committee evaluates and makes a recommendation to the board of directors, the corporate assembly and the general meeting of shareholders regarding the choice of external auditor. The committee is responsible for ensuring that the external auditor meets the requirements in Norway and in the countries where Equinor is listed. The external auditor is subject to the provisions of US securities legislation, which stipulates that a responsible partner may not lead the engagement for more than five consecutive years. When evaluating the external auditor, emphasis is placed on the firm’s qualifications, expertise, resources, objectivity, independence and the auditor’s fee within the context of the standards required by applicable law, regulation and listing requirements. The audit committee’s policies and procedures for preapproval. In its instructions for the audit committee, the board of directors has delegated authority to the audit committee to pre-approve assignments to be performed by the external auditor. Within this pre- approval, the audit committee has issued further guidelines. The audit committee has issued guidelines for the management’s pre-approval of assignments to be performed by the external auditor. All audit-related and other services provided by the external auditor must be pre-approved by the audit committee. Provided that the types of services proposed are permissible under SEC guidelines and Norwegian Auditors Act requirements, pre-approval is usually granted at a regular audit committee meeting. The chair of the audit committee has been authorised to pre-approve services that are in accordance with policies established by the audit committee that specify in detail the types of services that qualify. It is a condition that any services pre- approved in this manner are presented to the full audit committee at its next meeting. Some pre- approvals can therefore be granted by the chair of the audit committee if an urgent reply is deemed necessary. Remuneration of the external auditor in 2022 – 2024 In the annual Consolidated financial statements and in the parent company’s financial statements, the independent auditor’s remuneration is split between the audit fee and the fee for audit-related, tax and other services. The breakdown between the audit fee and the fee for audit-related, tax and other services is presented to the annual general meeting of shareholders. Reference is made to the table in note 9 Auditor’s remuneration and Research and development expenditures in the Consolidated financial statements showing the aggregate fees related to professional services rendered by Equinor’s external auditor Ernst & Young AS, for the fiscal years 2022, 2023, and 2024. All fees included in this table have been approved by the board’s audit committee. Audit fee is defined as the fee for standard audit work that must be performed every year in order to issue an opinion on Equinor’s Consolidated financial statements, on Equinor’s internal control over annual reporting and to issue reports on the statutory financial statements. It also includes other audit services, which are services that only the independent auditor can reasonably provide, such as the auditing of non-recurring transactions and the application of new accounting policies, audits of significant and newly implemented system controls and limited reviews of quarterly financial results. Audit-related fees include other assurance and related services provided by auditors, but not limited to those that can only reasonably be provided by the external auditor who signs the audit report, that are reasonably related to the performance of the audit or review of the company’s financial statements, such as acquisition due diligence, audits of pension and benefit plans, consultations concerning financial accounting and reporting standards. Tax and Other services fees include services, if any, provided by the auditors within the framework of the Sarbanes-Oxley Act, i.e. certain agreed procedures. 21 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance Board statement on Corporate Governance Today, the board of directors have reviewed and approved the Board statement on Corporate Governance that has been prepared in accordance with the Accounting Act section 3-3b and with the Norwegian Code of Practice for Corporate Governance. 22 Contents Implementation and reporting Business Equity and dividends Equal treatment of share- holders and transactions with close associates Freely negotiable shares General meeting of shareholders Nomination committee Corporate assembly, board of directors and corporate executive committee The work of the board of directors Risk management and internal control Remuneration to the board of directors and corporate assembly Remuneration to the corporate executive committee Information and communications Take- overs External auditor Equinor 2024 Board statement on corporate governance 4 March 2025 THE BOARD OF DIRECTORS OF EQUINOR ASA /s/ JON ERIK REINHARDSEN CHAIR /s/ ANNE DRINKWATER DEPUTY CHAIR /s/ JONATHAN LEWIS /s/ FINN BJØRN RUYTER /s/ HAAKON BRUUN-HANSSEN /s/ MIKAEL KARLSSON /s/ FERNANDA LOPES LARSEN /s/ TONE HEGLAND BACHKE /s/ STIG LÆGREID /s/ PER MARTIN LABRÅTEN /s/ HILDE MØLLERSTAD Equinor ASA Box 8500 NO-4035 Stavanger Norway Telephone: +47 51 99 00 00 www.equinor.com